UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09141

Eaton Vance Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

Item 1. Reports to Stockholders

Annual Report November 30, 2007

EATON VANCE
MUNICIPAL
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trust as of November 30, 2007

management’s discussion of performance

Eaton Vance Municipal Income Trust (the “Trust”) is a closed-end Trust, traded on the New York Stock Exchange, designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal securities.

Economic and Market Conditions

Economic growth in the third quarter of 2007 rose 4.9%, following the 3.8% growth rate achieved in the second quarter of 2007, according to preliminary Commerce Department data. At the end of November 2007, the housing sector continued to struggle due to market concerns related to subprime mortgages. However, the weaker dollar is having a stimulative effect on economic growth in export-related industries, tourism, and on U.S.-based multinational companies whose foreign profits are translated into more dollars. Overall, we believe the economy appears to be slowing, but in a somewhat controlled manner.

According to the Federal Reserve (the “Fed”), core inflation (which excludes the food and energy sectors) was still fairly well contained within the upper end of the Fed’s comfort zone. However, more volatile oil and food costs posed a potential threat for overall inflation longer-term. On September 18, 2007, the Fed lowered its Federal Funds rate by 50 basis points to 4.75% from 5.25% — its first rate cut since the Fed stopped raising rates in June 2006 — and simultaneously lowered the Discount Rate by 50 basis points to 5.25% from 5.75%. On October 31, 2007, the Fed further cut the Fed Funds rate by 0.25% to 4.50% and the Discount Rate by 0.25% to 5.00%. (Shortly after this reporting period, the Fed once again cut the Fed Funds rate on December 11, 2007 by 25 basis points to 4.25% and the Discount Rate by 25 basis points to 4.75%.) Management believes that these moves were aimed at providing liquidity during a period of increased uncertainty and tighter credit conditions that surfaced rapidly in mid-August and intensified in November.

For the year ended November 30, 2007, the Lehman Brothers Municipal Bond Index(1) (the “Index”), an unmanaged index of municipal bonds, posted a gain of 2.71%. For more information about the Trust’s performance and that of funds in the same Lipper Classification,(1) see the Performance Information and Portfolio Composition page that follows.

Management Discussion

The Trust invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Trust underperformed its benchmark Index for the year ended November 30, 2007. Management believes that much of the underperformance can be attributed to the broader-based credit scare that took hold of the fixed-income markets in August and November of 2007 that lead to a flight-to-quality bid in the Treasury market, particularly in shorter-maturity bonds. This move was driven by the continuing fear that financial companies may experience further write-downs as a result of their exposure to mortgage backed collateralized debt obligations (CDO’s), coupled with the disclosure by some of the major municipal bond insurers of their exposure to mortgage related CDO debt. As a result of our active management style that focuses on income and longer call protection, the Trust generally holds longer-duration bonds. The flight to shorter-maturity (duration) bonds during September and November 2007 resulted in the Trust’s relative underperformance for the period.

In November 2007, yield ratios for many municipal bonds exceeded those seen in late August 2007, when they were in the low 90%’s. Management believes that this was the result of dislocation in the fixed-income marketplace caused by the sub-prime contagion fears, insurance companies’ mark-to-market risks, and the decentralized nature of the municipal marketplace.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on the 30-year Treasury bond was 104% as of November 30, 2007, with many individual bonds trading higher than 104%(2) Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, we continue to manage all of our municipal funds and trusts with the same relative value approach that we have traditionally employed — maintaining a long-term perspective when markets exhibit extreme short-term volatility. The Eaton Vance culture and philosophy have not changed, and we believe they have provided excellent long-term benefits to our investors over time.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Trust’s yield.
Past performance is no guarantee of future results.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Municipal Income Trust as of November 30, 2007

performance information and portfoLio composition

Trust Performance as of 11/30/07(1)
NYSE Symbol	EVN

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	-12.44%
Five Years	5.97
Life of Trust (1/29/99)	5.50

Average Annual Total Returns (by net asset value)
One Year	-4.62%
Five Years	9.27
Life of Trust (1/29/99)	6.43

Market Yields

Market Yield(2)	5.94%
Taxable Equivalent Market Yield(3)	9.14

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper General Municipal Debt Funds (Leveraged) Classification Average Average Annual Total Returns (by net asset value)
One Year	-0.77%
Five Years	6.25
Life of Trust (1/31/99)	5.39

Portfolio Manager: Thomas m. Metzold, cfa

Rating Distribution*(6),(7)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is A:

AAA	40.0%
AA	3.2%
A	13.5%
BBB	15.2%
BB	1.3%
B	6.5%
CCC	1.9%
Not Rated	18.4%

Trust Statistics(7),(8)

• Number of Issues:	136
• Average Maturity:	23.3 years
• Average Effective Maturity:	12.8 years
• Average Call Protection:	7.7 years
• Average Dollar Price	$93.12
• Leverage:**	34.7%

** The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Average is the average annual total return of the funds, at net asset value, that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification contained 55, 53, and 41 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust also holds a residual interest. See Note 1H to the Trust’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 184.3%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.2%
$2,950	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,957,198
		$2,957,198
Education — 5.2%
$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$9,387,450
3,430	Massachusetts Development Finance Agency, (Boston University), Series P, 5.45%, 5/15/59	3,458,743
		$12,846,193
Electric Utilities — 11.5%
$6,500	Brazos River Authority, TX, (Reliant Energy, Inc.), 7.75%, 12/1/18	$6,700,135
1,300	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 5.40%, 5/1/29	1,109,823
2,000	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,000,460
3,550	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	3,583,405
7,250	North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	7,673,472
3,400	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,617,532
2,550	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,713,149
1,000	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), Series A, (AMT), 6.75%, 12/1/36	1,063,980
		$28,461,956
Escrowed / Prerefunded — 19.5%
$3,000	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33	$3,770,100
35,000	Dawson Ridge, CO, Metropolitan District #1, Series B, Escrowed to Maturity, 0.00%, 10/1/22(2)	17,799,600
3,160	Golden State Tobacco Securitization Corp., CA, Series 2003-A, Prerefunded to 6/1/13, 6.75%, 6/1/39	3,676,344
1,000	Halifax, FL, Medical Center, Prerefunded to 10/01/10, 7.25%, 10/1/24	1,121,220
2,580	Highland County, OH, (Joint Township Hospital District), Prerefunded to 12/1/09, 6.75%, 12/1/29	2,783,098
5,000	Illinois Health Facility Authority, (Loyola University Health System), Prerefunded to 7/1/11, 6.00%, 7/1/21	5,439,650

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$4,300	Louisiana Public Facilities Authority, (Eden Point), Prerefunded to 3/1/09, 6.25%, 3/1/34	$4,533,490
900	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation Project), Prerefunded to 5/15/26, 5.50%, 5/15/32	1,048,572
1,400	Mesquite, TX, Health Facilities Authority, (Christian Retirement Facility), Prerefunded to 2/15/10, 7.625%, 2/15/28	1,537,228
302	New York, Prerefunded to 6/1/13, 5.25%, 6/1/28(1)	301,700
1,320	Oneonta, AL, Eastern Health Care Facility Financing Authority, (Eastern Health Systems, Inc.), Prerefunded to 7/1/10, 7.75%, 7/1/21	1,452,700
1,290	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39	1,506,423
250	Willacy County, TX, Local Government Corp., Escrowed to Maturity, 6.00%, 3/1/09	255,057
2,720	Wisconsin Health & Educational Facilities Authority, (Wisconsin Illinois Senior Housing), Prerefunded to 8/1/09, 7.00%, 8/1/29	2,908,251
		$48,133,433
General Obligations — 3.1%
$2,620	California, (AMT), 5.05%, 12/1/36	$2,564,928
1,500	California, 5.25%, 11/1/29	1,572,525
3,298	New York City, NY, 5.25%, 6/1/28(1)	3,568,612
		$7,706,065
Health Care-Miscellaneous — 0.7%
$386	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.00%, 12/1/36	$395,762
1,019	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.25%, 12/1/36	1,048,048
387	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 7.75%, 12/1/36	398,585
		$1,842,395
Hospital — 11.4%
$1,060	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36	$1,031,740
600	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	587,418
1,260	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,189,314
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,197,744

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$800	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.35%, 11/15/17	$822,152
975	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	998,848
6,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24(2)	6,293,640
2,000	Knox County Health, TN, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	395,520
5,000	Knox County Health, TN, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	934,150
7,590	Knox County Health, TN, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	1,194,135
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	2,576,030
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,073,660
500	Mecosta County, MI, General Hospital, 5.75%, 5/15/09	504,290
2,500	Mecosta County, MI, General Hospital, 6.00%, 5/15/18	2,547,000
785	New York Dormitory Authority, (NYU Hospital Center), Series B, 5.625%, 7/1/37(3)	772,173
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,045,550
		$28,163,364
Housing — 15.1%
$2,420	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.35%, 7/1/40	$2,229,836
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(4)	4,382,560
4,000	Charter Mac Equity Trust, TN, 6.625%, 6/30/09(4)	4,147,320
2,130	Colorado Housing and Finance Authority, (Birchwood Manor Project), (AMT), 5.50%, 9/20/36	2,162,184
1,425	Fairfax County Redevelopment and Housing Authority, VA, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,330,993
3,045	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	3,405,954
1,685	Lake Creek, CO, Affordable Housing Corp., Multifamily, 7.00%, 12/1/23	1,688,303
4,000	Muni Mae Tax-Exempt Bond, LLC, 6.875%, 6/30/49(4)	4,161,000
2,750	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,792,130
3,395	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,516,677
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	3,262,809
4,180	Virginia Housing Development Authority, Series A, Subseries A-2, (AMT), 5.10%, 10/1/35	4,109,525
		$37,189,291

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue — 22.3%
$1,731	ABIA Development Corp., TX, (Austin Cargoport Development), (AMT), 6.50%, 10/1/24	$1,721,846
1,522	Broward County, FL, Industrial Development Revenue, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	1,531,548
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,296,269
12,000	Cartersville, GA, Development Authority Sewer and Solid Waste Disposal Facility, (Anheuser-Busch Cos., Inc.), (AMT), 5.50%, 3/1/44	12,038,640
3,370	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	2,941,707
2,955	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	2,719,073
1,220	Effingham County, GA, (Solid Waste Disposal), (Fort James), (AMT), 5.625%, 7/1/18	1,166,064
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,451,425
6,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	5,761,740
1,300	New York City, NY, Industrial Development Agency, (American Airlines, Inc.), (AMT), Variable Rate, 7.75%, 8/1/31	1,434,160
6,000	New York City, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), Variable Rate, 8.00%, 8/1/28	6,731,160
3,500	New York City, NY, Industrial Development Agency, (JFK International Airport), (AMT), Variable Rate, 8.50%, 8/1/28	3,841,180
4,350	Phoenix, AZ, Industrial Development Agency, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	4,269,742
7,500	St. John Baptist Parish Revenue, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	7,176,075
		$55,080,629
Insured-Electric Utilities — 0.6%
$1,350	Wamego, KS, Pollution Control Revenue, (MBIA), 5.30%, 6/1/31	$1,408,212
		$1,408,212
Insured-General Obligations — 14.9%
$10,500	California, (FGIC), 5.25%, 9/1/30(1)	$11,066,580
13,000	Illinois Development Finance Authority, (Local Government Program-Elgin School District-U46), (FSA), 0.00%, 1/1/20	7,691,450
2,075	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	1,952,305
9,990	Puerto Rico, (AGC), 5.50%, 7/1/29(1)	11,457,897

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$4,000	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(4)(5)	$4,715,920
		$36,884,152
Insured-Hospital — 7.2%
$16,820	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/25	$7,056,158
19,165	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/26	7,601,797
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	3,218,931
		$17,876,886
Insured-Housing — 5.7%
$13,710	Virginia Housing Development Authority, (MBIA), 5.375%, 7/1/36(1)	$13,977,608
		$13,977,608
Insured-Pooled Loan — 1.4%
$3,625	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	$3,471,373
		$3,471,373
Insured-Special Tax Revenue — 4.6%
$4,100	New York Convention Center Development Corp., (AMBAC), 4.75%, 11/15/45	$4,125,584
37,800	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	3,443,580
6,160	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	947,778
12,215	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	1,783,879
7,685	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,064,065
		$11,364,886
Insured-Transportation — 24.1%
$3,500	Chicago, IL, O'Hare International Airport, (AMBAC), (AMT), 5.375%, 1/1/32	$3,556,455
2,500	Dallas-Fort Worth, TX, International Airport Facility Improvements Corp., (FGIC), (AMT), 5.50%, 11/1/20(1)	2,596,550
4,930	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.75%, 11/1/30(1)	5,064,276
4,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 6.125%, 11/1/35(1)	4,661,730

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	$5,547,685
25,500	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 3/1/36	5,473,320
6,600	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	1,249,842
7,200	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.00%, 1/1/37(1)	7,244,688
9,820	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	10,658,874
7,000	San Antonio, TX, Airport System, (FGIC), (AMT), 5.25%, 7/1/21(6)	7,171,360
1,625	San Antonio, TX, Airport System, (FSA), 5.00%, 7/1/32(3)	1,611,301
1,625	San Antonio, TX, Airport System, (FSA), 5.25%, 7/1/32(3)	1,658,053
3,000	San Francisco, CA, City and County Airports Commission, (FGIC), (AMT), Variable Rate, 7.356%, 5/1/30(4)(5)	3,040,320
		$59,534,454
Nursing Home — 0.8%
$2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	$2,046,820
		$2,046,820
Other Revenue — 21.7%
$33,415	Buckeye, OH, Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$1,993,873
2,895	Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/47	2,758,877
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	2,116,092
2,000	Golden State Tobacco Securitization Corp., CA, 5.625%, 6/1/38(1)	2,214,960
1,535	Main Street National Gas Inc., GA, Gas Project Revenue, Series A, 5.50%, 9/15/27	1,533,941
8,000	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	7,792,560
1,500	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21	1,546,050
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	161,736
195	Otero County, NM, Jail Project, 5.50%, 4/1/13	190,977
360	Otero County, NM, Jail Project, 5.75%, 4/1/18	348,671
100	Otero County, NM, Jail Project, 6.00%, 4/1/23	97,990
110	Otero County, NM, Jail Project, 6.00%, 4/1/28	106,417

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$19,500	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(1)	$20,652,177
2,901	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	2,945,266
2,000	Seminole Tribe, FL, Special Obligation Revenue, Series A, 5.25%, 10/1/27(4)	1,921,960
1,365	Seminole Tribe, FL, Special Obligation Revenue, Series A, 5.50%, 10/1/24(4)	1,368,481
6,905	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	472,647
3,000	Tobacco Settlement Financing Corp., VA, Prerefunded to 6/1/15, 5.625%, 6/1/37(1)	3,414,300
1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26	1,325,643
410	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	414,690
		$53,377,308
Senior Living / Life Care — 4.3%
$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(7)	$2,180,842
1,000	Fairfax County Economic Development Authority, VA, (Goodwin House, Inc.), 5.125%, 10/1/37	938,990
1,450	Fairfax County Economic Development Authority, VA, (Goodwin House, Inc.), 5.125%, 10/1/42	1,342,352
3,240	Logan County, CO, Industrial Development Revenue, (TLC Care Choices, Inc.), 6.875%, 12/1/23(7)	2,539,706
1,855	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/35	1,785,159
1,905	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	1,819,580
		$10,606,629
Special Tax Revenue — 2.8%
$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,337,302
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09	190,023
1,150	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.50%, 6/15/24	1,139,501
2,115	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.75%, 6/15/29	2,126,950
		$6,793,776
Transportation — 5.0%
$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,439,325
915	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	886,946

Principal Amount (000's omitted)	Security	Value
Transportation (continued)
$2,670	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	$2,534,578
7,500	Kent County Airport Facility, MI, 5.00%, 1/1/25(1)	7,568,362
		$12,429,211
Water and Sewer — 1.2%
$3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,973,655
		$2,973,655
Total Tax-Exempt Investments (identified cost $438,878,917)		$455,125,494
Short-Term Investments — 0.4%
Principal Amount (000's omitted)	Description	Value
$1,155	Puerto Rico Infrastructure Financing Authority, Variable Rate, 3.58%, 10/1/32(8)	$1,155,000
Total Short-Term Investments (identified cost $1,155,000)		$1,155,000
Total Investments — 184.7% (identified cost $440,033,917)		$456,280,494
Other Assets, Less Liabilities — (31.7)%		$(78,274,938)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (53.0)%		$(131,031,234)
Net Assets Applicable to Common Shares — 100.0%		$246,974,322

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association (Ginnie Mae)

MBIA - Municipal Bond Insurance Association

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

At November 30, 2007, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

Puerto Rico	22.6%

Texas	19.1%

Colorado	16.2%

California	14.1%

Virginia	10.4%

Others, representing less than 10% individually	102.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 31.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 11.6% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)  When-issued security.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $23,737,561 or 9.6% of the Fund's net assets applicable to common shares.

(5)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security is in default with respect to scheduled principal payments.

(8)  Variable rate demand obligation. The stated rate represents the rate in effect at November 30, 2007.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2007

Assets
Investments, at value (identified cost, $440,033,917)	$456,280,494
Cash	2,762,595
Receivable for investments sold	85,000
Interest receivable	6,839,457
Receivable for daily variation margin on open financial futures contracts	468,750
Prepaid expenses	11,866
Total assets	$466,448,162
Liabilities
Payable for when-issued securities	$3,588,090
Payable for investments purchased	2,949,277
Payable for open interest rate swap contracts	1,719,715
Payable for closed interest rate swap contracts	725,160
Payable to affiliate for investment advisory fee	218,928
Payable to affiliate for administration fee	62,551
Payable to affiliate for Trustees' fees	3,004
Payable for floating rate notes issued	78,207,000
Interest expense and fees payable	854,125
Accrued expenses	114,756
Total liabilities	$88,442,606
Auction preferred shares (5,240 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,031,234
Net assets applicable to common shares	$246,974,322
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,190,436 shares issued and outstanding	$171,904
Additional paid-in capital	254,473,837
Accumulated net realized loss	(24,153,737)
Undistributed net investment income	1,485,379
Net unrealized appreciation	14,996,939
Net assets applicable to common shares	$246,974,322
Net Asset Value Per Common Share
($246,974,322 ÷ 17,190,436 common shares issued and outstanding)	$14.37

Statement of Operations

For the Year Ended
November 30, 2007

Investment Income
Interest	$26,521,119
Total investment income	$26,521,119
Expenses
Investment adviser fee	$2,759,779
Administration fee	788,509
Trustees' fees and expenses	17,191
Preferred shares remarketing agent fee	327,500
Custodian fee	259,135
Transfer and dividend disbursing agent fees	169,269
Legal and accounting services	71,475
Printing and postage	45,116
Interest expense and fees	3,563,560
Miscellaneous	72,134
Total expenses	$8,073,668
Deduct — Reduction of custodian fee	$20,590
Allocation of expenses to the investment adviser	8,769
Total expense reductions	$29,359
Net expenses	$8,044,309
Net investment income	$18,476,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$4,722,682
Financial futures contracts	(1,631,612)
Interest rate swap contracts	(654,876)
Net realized gain	$2,436,194
Change in unrealized appreciation (depreciation) — Investments	$(28,017,923)
Financial futures contracts	763,561
Interest rate swap contracts	(1,357,132)
Net change in unrealized appreciation (depreciation)	$(28,611,494)
Net realized and unrealized loss	$(26,175,300)
Distributions to preferred shareholders from net investment income	$(4,775,158)
Net decrease in net assets from operations	$(12,473,648)

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended November 30, 2007	Year Ended November 30, 2006
From operations — Net investment income	$18,476,810	$18,816,896
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	2,436,194	5,109,393
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(28,611,494)	19,605,292
Distributions to preferred shareholders — From net investment income	(4,775,158)	(4,307,392)
Net increase (decrease) in net assets from operations	$(12,473,648)	$39,224,189
Distributions to common shareholders — From net investment income	$(13,567,834)	$(15,074,841)
Total distributions to common shareholders	$(13,567,834)	$(15,074,841)
Capital share transactions — Reinvestment of distributions to common shareholders	$741,521	$1,209,852
Total increase in net assets from capital share transactions	$741,521	$1,209,852
Net increase (decrease) in net assets	$(25,299,961)	$25,359,200
Net Assets Applicable to Common Shares
At beginning of year	$272,274,283	$246,915,083
At end of year	$246,974,322	$272,274,283
Undistributed net investment income included in net assets applicable to common shares
At end of year	$1,485,379	$1,381,898

Statement of Cash Flows

Cash Flows From For the year ended Operating Activities	November 30, 2007
Net decrease in net assets from operations	$(12,473,648)
Distributions to preferred shareholders	4,775,158
Net decrease in net assets from operations excluding distributions to preferred shareholders from net investment income	$(7,698,490)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(177,277,646)
Investments sold	205,242,475
Increase in short-term investments	(1,155,000)
Net amortization of premium(discount)	(3,217,748)
Decrease in interest receivable	775,251
Increase in payable for investments purchased	2,949,277
Decrease in receivable for investments sold	10,000
Increase in receivable for daily variation margin on open financial futures contracts	(468,750)
Increase in prepaid expenses	(11,866)
Decrease in payable for daily variation margin on open financial futures contracts	(373,765)
Increase in payable for open interest rate swap contracts	1,357,132
Increase in payable for closed interest rate swap contracts	725,160
Decrease in payable to affiliate for investment advisory fee	(11,399)
Increase in payable to affiliate for Trustees' fees	421
Decrease in payable to affiliate for administration fee	(3,257)
Increase in payable for when-issued securities	3,588,090
Decrease in accrued expenses	(67,436)
Decrease in interest expense and fees payable	(478,300)
Net change in unrealized (appreciation) depreciation on investments	28,017,923
Net realized (gain) loss on investments	(4,722,682)
Net cash provided by operating activities	$47,179,390
Cash Flows From Financing Activities
Cash distributions paid to common shareholders net of reinvestments	$(12,826,313)
Distributions to preferred shareholders from net investment income	(4,755,678)
Decrease in due to custodian	(1,201,934)
Proceeds from secured borrowings	7,365,000
Repayment of secured borrowings	(32,997,870)
Net cash used in financing activities	$(44,416,795)
Net increase (decrease) in cash	$2,762,595
Cash at beginning of year	$—
Cash at end of year	$2,762,595
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$741,521

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.880	$14.470	$13.950	$14.090	$13.020
Income (loss) from operations
Net investment income	$1.076	$1.100	$1.165	$1.268	$1.269
Net realized and unrealized gain (loss)	(1.518)	1.444	0.611	(0.128)	1.026
Distributions to preferred shareholders from net investment income	(0.278)	(0.252)	(0.151)	(0.090)	(0.095)
Total income from operations	$(0.720)	$2.292	$1.625	$1.050	$2.200
Less distributions to common shareholders
From net investment income	$(0.790)	$(0.882)	$(1.105)	$(1.190)	$(1.130)
Total distributions to common shareholders	$(0.790)	$(0.882)	$(1.105)	$(1.190)	$(1.130)
Net asset value — End of year (Common shares)	$14.370	$15.880	$14.470	$13.950	$14.090
Market value — End of year (Common shares)	$13.300	$16.010	$14.960	$16.150	$15.550
Total Investment Return on Net Asset Value(2)	(4.62)%	16.33%	11.56%	7.28%	17.35%
Total Investment Return on Market Value(2)	(12.44)%	13.43%	(0.38)%	12.54%	20.02%

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$246,974		$272,274	$246,915	$236,303	$236,560
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expense excluding interest and fees	1.71	%(4)	1.76%	1.79%	1.79%	1.80%
Interest and fee expense(5)	1.35%		1.46%	0.95%	0.80%	0.71%
Total expenses before custodian fee reduction	3.06	%(4)	3.22%	2.74%	2.59%	2.51%
Expenses after custodian fee reduction excluding interest and fees	1.70	%(4)	1.75%	1.78%	1.78%	1.80%
Net investment income	7.02%		7.27%	8.08%	9.14%	9.37%
Portfolio Turnover	37%		41%	28%	21%	20%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common and preferred shares):(3)
Expense excluding interest and fees	1.14	%(4)	1.17%	1.17%	1.15%	1.14%
Interest and fee expense(5)	0.90%		0.97%	0.62%	0.51%	0.45%
Total expenses before custodian fee reduction	2.04	%(4)	2.14%	1.79%	1.66%	1.59%
Expenses after custodian fee reduction excluding interest and fees	1.14	%(4)	1.17%	1.16%	1.14%	1.14%
Net investment income	4.69%		4.83%	5.27%	5.86%	5.93%
Senior Securities:
Total preferred shares outstanding	5,240		5,240	5,240	5,240	5,240
Asset coverage per preferred share(6)	$72,138		$76,963	$72,128	$70,112	$70,154
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1H).

(6)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforward are as follows:

Amount	Expiration Date
$12,254,673	November 30, 2008

5,266,337	November 30, 2009

2,541,236	November 30, 2011

2,698,493	November 30, 2012

During the year ended November 30, 2007, capital loss carryforwards of $4,012,790 were utilized to offset net realized gains.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Municipal Income Trust as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund's liability with respect to Floating Rate Notes is recorded as incurred. At November 30, 2007, the amount of the Fund's Floating Rate Notes outstanding and the related collateral were $78,207,000 and $113,835,764, respectively. The range of interest rates on the Floating Rate Notes outstanding for the year ended November 30, 2007 was 3.59% to 3.82%.

The Fund's investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Fund's investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Fund to which the policies apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

J  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

Eaton Vance Municipal Income Trust as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discounts and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares of the Fund. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of November 30, 2007 was as follows:

Series	APS Issued and Outstanding
Series A	2,620
Series B	2,620

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at November 30, 2007, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

Series	APS Dividend Rates at November 30, 2007	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividends Rate Ranges
Series A	4.35%	$2,414,181	3.69%	3.29% – 5.00%
Series B	4.35%	$2,360,977	3.60%	2.99% – 4.35%

The Fund distinguishes between distributions on a tax basis and those on a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended November 30, 2007 and November 30, 2006 was as follows:

	Year Ended November 30,
	2007	2006
Distributions declared from:
Tax-exempt income	$18,269,292	$19,365,020
Ordinary income	$73,700	$17,213

Eaton Vance Municipal Income Trust as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended November 30, 2007, accumulated net realized loss was decreased by $30,337 and undistributed net investment income was decreased by $30,337 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of November 30, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$1,516,613
Capital loss carryforward	$(22,760,739)
Unrealized appreciation (depreciation)	$13,603,941
Other temporary differences	$(31,234)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to dividends payable and differences between book and tax accounting for futures contracts, accretion of market discount and inverse floaters.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average weekly gross assets and is payable monthly. Average weekly gross assets as referred to herein exclude assets deemed held pursuant to FAS 140 (see Note 1H). The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.20% of the Fund's average weekly gross assets. In addition, pursuant to a voluntary expense reimbursement, EVM was allocated certain operating expenses of the Fund. For the year ended November 30, 2007, the investment adviser fee, administration fee and expenses allocated to EVM were $2,759,779, $788,509 and $8,769, respectively.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended November 30, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchase and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $177,277,646 and $205,242,475, respectively, for the year ended November 30, 2007.

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the years ended November 30, 2007 and November 30, 2006 were 47,382 and 79,931, respectively.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at November 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$362,749,845
Gross unrealized appreciation	$20,128,159
Gross unrealized depreciation	(4,804,503)
Net unrealized appreciation	$15,323,656

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at November 30, 2007 is as follows:

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
03/08	750 U.S. Treasury Bond	Short	$(88,360,702)	$(87,890,625)	$470,077

Eaton Vance Municipal Income Trust as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Interest Rate Swaps

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers Special Financing, Inc.	$15,000,000	4.003%	3-month USD-BMA- Municipal Swap Index	July 24, 2008/ July 24, 2038	$(525,796)
Lehman Brothers Special Financing, Inc.	$10,950,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(67,710)
Merrill Lynch Capital Services, Inc.	$7,500,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(569,787)
Morgan Stanley Capital Services, Inc.	$7,500,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(556,422)
					$(1,719,715)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At November 30, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006.

Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Municipal Income Trust as of November 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the "Fund"), including the portfolio of investments, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 15, 2008

Eaton Vance Municipal Income Trust as of November 30, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Fund designates 99.6% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-866-439-6787.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
866-439-6787

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 2007, our records indicate that there are 131 registered shareholders and approximately 8,089 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Municipal Income Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in municipal bonds. The Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five- year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Until 2010. 3 years. Trustee since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 175 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Trustee	Until 2009. 3 years. Trustee since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	175	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	175	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	175	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 1 year. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	175	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee until 2010. 3 years. Trustee since 2006	Consultant and private investor.	175	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Robert B. MacIntosh 1/22/57	President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on April 4, 2007. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

(866) 439-6787

Overnight Mail:

PFPC Inc.

Attn: Eaton Vance Funds

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

151-1/08  CE-NASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended November 30, 2006 and November 30, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	11/30/2006	11/30/2007

Audit Fees	$64,767	$49,980

Audit-Related Fees(1)	$3,675	$3,785

Tax Fees(2)	$6,650	$6,883

All Other Fees(3)	$0	$0

Total	$75,092	$60,648

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended November 30, 2006 and November 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/2006	11/30/2007

Registrant	$10,325	$10,668

Eaton Vance(1)	$69,600	$286,446

(1)Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

Thomas M. Metzold is responsible for the overall and day-to-day management of the Trust’s investments.  Mr. Metzold has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Thomas M. Metzold
Registered Investment Companies	6	$8,034.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas M. Metzold	None

Potential for Conflicts of Interest.  The portfolio manager manages multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	January 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	January 15, 2008

By:	/s/Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	January 15, 2008